As filed with the Securities and Exchange Commission on March 25, 2015.

Registration No. 811-04367

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 226	☒

(Check Appropriate Box or Boxes)

COLUMBIA FUNDS SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of Principal Executive Officers) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 345-6611

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

EXPLANATORY NOTE

This Amendment to the Registration Statement is being filed on behalf of Columbia Intermediary Alternatives Fund (the Fund) pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. The Fund’s shares are not registered under the Securities Act of 1933, as amended (the 1933 Act) because the shares are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act. This Amendment to the Registration Statement filed on behalf of the Fund does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act.

Part A and Part B to the Registration Statement for the Fund, each dated December 29, 2014, were previously filed in connection with Amendment No. 218 to the Registration Statement and are incorporated by reference into this Amendment to the Registration Statement.

This Amendment to the Registration Statement supplements Part A (the prospectus) and Part B (the Statement of Additional Information (SAI)) for the Fund as follows:

Supplement dated March 25, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Intermediary Alternatives Fund	12/29/2014
The information under the caption “Tax Information” in the "Summary of the Fund" section is hereby superseded and replaced with the following:
The Fund intends to make distributions to its sole shareholder, Columbia Adaptive Alternatives Fund (Adaptive Alternatives Fund), in the discretion of the Fund’s Board of Trustees. Because the Fund is an entity disregarded as separate from its sole shareholder, Adaptive Alternatives Fund, for U.S. federal income tax purposes, any such distributions will have no effect on Adaptive Alternatives Fund’s U.S. federal income tax liability because Adaptive Alternatives Fund is treated as owning the Fund’s assets directly for U.S. federal tax purposes. Thus, any income, gain, loss, deduction or other tax items arising in respect of the Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by Adaptive Alternatives Fund.
"Tax Risk" under the "More Information About the Fund - Principal Risks” section is hereby deleted.
The information under the caption "In-Kind Redemptions" in the "Buying and Selling Fund Shares - Selling Shares" section is hereby superseded and replaced with the following:
The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.
The "Distributions and Taxes" section is hereby superseded and replaced with the following:
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
FUNDamentals
Distributions
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to declare and pay distributions to its sole shareholder, Adaptive Alternatives Fund, in the discretion of the Fund’s Board.
Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the Fund unless you inform us you want to receive your distributions in cash. No sales charges apply to the purchase or sale of such shares.
SUP257_05_001_(03/15)

Taxes
You should be aware of the following considerations applicable to the Fund:
■	For U.S. federal income tax purposes, the Fund is disregarded as an entity separate from its sole shareholder, Adaptive Alternatives Fund. Adaptive Alternatives Fund intends to qualify and be treated each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).
■	For U.S. federal income tax purposes, including for purposes of meeting the ongoing distribution, asset diversification, qualifying income, and other requirements applicable to RICs under Subchapter M of the Code, Adaptive Alternatives Fund will be treated as owning the Fund’s assets (namely, shares of the Blackstone Fund) directly, and any income, gain, loss, deduction or other tax items arising in respect of the Fund’s assets will be treated as if they are realized or incurred directly by Adaptive Alternatives Fund.
■	Distributions the Fund makes to Adaptive Alternatives Fund and redemptions of Fund shares will have no federal income tax impact on Adaptive Alternatives Fund, including the distribution requirements for RIC treatment under the Code.
FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Shareholders should retain this Supplement for future reference.
2
SUP257_05_001_(03/15)

Supplement dated March 25, 2015
to the Statement of Additional Information (the "SAI"), dated December 29, 2014, for the following fund:
Fund
Columbia Funds Series Trust I
Columbia Intermediary Alternatives Fund
The final paragraph in the subsection Types of Investments – Foreign Currency Transactions – Spot Rates and Derivative Instruments in the About Fund Investments section of the SAI is hereby removed. Additionally, the fourth paragraph in the subsection Types of Investments – Inflation-Protected Securities in the About Fund Investments section of the SAI is hereby superseded and replaced with the following:
Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a Fund treated as a regulated investment company (RIC) under the Code that holds these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.
The rest of the section remains the same.
“Tax Risk” in the Information Regarding Risks subsection of the About Fund Investments section of the SAI is hereby removed.
The rest of the section remains the same.
The Taxation section of the SAI is hereby superseded and replaced with the following:
The following information supplements and should be read in conjunction with the section in the Fund’s prospectus entitled Distributions and Taxes. The prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to Columbia Adaptive Alternatives Fund (Adaptive Alternatives Fund) as the sole shareholder of the Fund.
The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.
As described in the Fund’s prospectus, the Fund is treated as an entity that is disregarded as separate from its sole owner, Adaptive Alternatives Fund, for U.S. federal income tax purposes. As a result, (i) Adaptive Alternatives Fund is treated as owning the Fund’s assets (namely, Blackstone Fund shares) directly, (ii) any income, gain, loss, deduction or other tax items arising in respect of the Fund’s assets will be treated as realized or incurred, as applicable, directly by Adaptive Alternatives Fund and (iii) any distributions the Fund makes to Adaptive Alternatives Fund will have no impact on Adaptive Alternatives Fund’s federal income tax liability or its distribution requirements for RIC treatment under the Code.
Shareholders should retain this Supplement for future reference.
SAI935_05_002

PART C. OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Second Amended and Restated Agreement and Declaration of Trust, dated August 10, 2005, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(1)), filed on September 16, 2005.

(a)(2)	Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust, effective September 19, 2005, is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (a)(2)), filed on September 16, 2005.

(b)	Amended and Restated By-laws of Registrant are incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (b)), filed on March 24, 2006.

(c)	Not applicable.

(d)(1)	Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of May 1, 2010 (the Multi-Fund Investment Management Services Agreement), is incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(1)), filed on May 28, 2010.

(d)(2)(i)	Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of May 1, 2010 (for CMG Ultra Short-Term Bond Fund), is incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(2)), filed on May 28, 2010.

(d)(2)(ii)	Amendment No. 1 to the Multi-Fund Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of February 28, 2011, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-170367 of the Registrant on Form N-14 (Exhibit (6)(c)), filed on July 22, 2011.

(d)(2)(iii)	Amendment No. 2 to the Multi-Fund Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of March 14, 2012, is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A
(Exhibit (d)(2)(iii)), filed on March 14, 2012.

(d)(2)(iv)	Amendment No. 3 to the Multi-Fund Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of June 18, 2012, is incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement No. 2-99356 of the Registrant on Form N-1A
(Exhibit (d)(2)(iv)), filed on June 15, 2012.

(d)(2)(v)	Restated Schedule A, dated March 4, 2015, to the Multi-Fund Investment Management Services Agreement, dated May 1, 2010, is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(2)(v)), filed on March 24, 2015.

(d)(3)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and AQR Capital Management, LLC dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(3)), filed on May 30, 2014.

(d)(3)(1)	Addendum dated March 7, 2012 to the Subadvisory Agreement dated March 7, 2012 between Columbia Management Investment Advisers, LLC and AQR Capital Management, LLC on behalf of Active Portfolios Multi-Manager Alternatives Strategies Fund, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(3)(1)), filed on May 30, 2014.

(d)(4)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Dalton, Greiner, Hartman, Maher & Co., LLC dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(4)), filed on May 30, 2014.

(d)(5)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and EAM Investors, LLC dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 99356 of the Registrant on Form N-1A (Exhibit (d)(5)), filed on May 30, 2014.

(d)(6)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Federated Investment Management Company dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(6)), filed on May 30, 2014.

(d)(7)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and TCW Investment Management Company dated February 6, 2013, last amended January 24, 2014, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(7)), filed on May 30, 2014.

(d)(7)(1)	Addendum – Authorization to Enter Into Over-The-Counter And/Or Exchange Traded Derivatives between Columbia Management Investment Advisers, LLC and TCW Investment Management Company dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(7)(1)), filed on May 30, 2014.

(d)(8)	Subadvisory Agreement among Columbia Management Investment Advisers, LLC and Wasatch Advisors, Inc. dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(8)), filed on May 30, 2014.

(d)(9)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Water Island Capital, LLC dated March 7, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(9)), filed on May 30, 2014.

(d)(10)	Delegation Agreement dated March 7, 2012 between Dalton, Greiner, Hartman, Maher & Co. LLC, and Real Estate Management Services Group, LLC, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d) (10)), filed on May 30, 2014.

(d)(11)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Conestoga Capital Advisors, LLC dated June 11, 2014, is incorporated by reference to Post-Effective Amendment No. 205 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(11), filed on August 28, 2014.

(d)(12)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Loomis, Sayles and Company, L.P. dated December 4, 2013, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(12)), filed on May 30, 2014.

(d)(13)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and ASGM Offshore Fund, Ltd., a subsidiary of Active Portfolios Multi-Manager Alternative Strategies Fund, dated March 12, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(13)), filed on May 30, 2014.

(d)(14)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and ASMF Offshore Fund, Ltd., a subsidiary of Active Portfolios Multi-Manager Alternative Strategies Fund, dated March 12, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(14)), filed on May 30, 2014.

(d)(15)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and CAAF Offshore Fund, Ltd., a subsidiary of Columbia Adaptive Alternatives Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(15)), filed on January 27, 2015.

(d)(16)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and CDARF1 Offshore Fund, Ltd., a subsidiary of Columbia Diversified Absolute Return Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(16)), filed on January 27, 2015.

(d)(17)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and CDARF2 Offshore Fund, Ltd., a subsidiary of Columbia Diversified Absolute Return Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(17)), filed on January 27, 2015.

(d)(18)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and CDARF3 Offshore Fund, Ltd., a subsidiary of Columbia Diversified Absolute Return Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(18)), filed on January 27, 2015.

(e)(1)	Distribution Agreement by and between Registrant and Columbia Management Investment Distributors, Inc., dated as of September 7, 2010, is incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (e)), filed on September 27, 2010.

(e)(2)	Restated Schedule I, dated as of March 4, 2015, to Distribution Agreement by and between the Registrant and Columbia Management Investment Distributors, Inc., dated as of September 7, 2010, is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (e)(2)), filed on March 24, 2015 .

(e)(3)	Form of mutual fund sales agreement, incorporated herein by reference to Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 of RiverSource Bond Series, Inc. on Form N-1A (Exhibit (e)(2)), filed on July 9, 2010.

(f)	Form of Deferred Compensation Agreement, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (f)), filed on May 30, 2014.

(g)(1)	Second Amended and Restated Master Global Custody Agreement between certain Funds and JP Morgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 124 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(2)), filed on April 29, 2011.

(g)(2)	Addendum to Master Global Custody Agreement (related to Active Portfolios Multi-Manager Alternative Strategies Fund, Active Portfolios Multi-Manager Core Plus Bond Fund, Active Portfolios-Multi-Manager Small Cap Equity Fund and Columbia Active Portfolios – Select Large Cap Growth Fund, now known as Active Portfolios-Multi-Manager Growth Fund), dated March 9, 2012, Addendum to Master Global Custody Agreement (related to Columbia Risk Allocation Fund), dated June 11, 2012, and Addendum to Master Global Custody Agreement (related to Columbia Diversified Real Return Fund and Columbia Global Inflation Linked-Bond Fund), dated February 25, 2014, are incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(2)), filed on May 30, 2014.

(g)(3)	Addendum to Master Global Custody Agreement (related to Columbia Adaptive Alternatives Fund, Columbia Intermediary Alternatives Fund and Columbia Diversified Absolute Return Fund), dated January 15, 2015, is incorporated by reference to Post-Effective Amendment No. 221 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(3)), filed on February 27, 2015.

(g)(4)	Addendum to Master Global Custody Agreement (related to Columbia Multi-Asset Income Fund and Columbia U.S. Social Bond Fund), dated March 18, 2015, is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(4)), filed on March 24, 2015

(g)(5)	Side letter (related to the China Connect Service on behalf of Columbia Emerging Markets Fund, Columbia Greater China Fund and Columbia Pacific/Asia Fund), dated December 19, 2014, to the Second Amended and Restated Master Global Custody Agreement with JP Morgan Chase Bank, N.A., dated March 7, 2011, is incorporated by reference to Post-Effective Amendment No. 221 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (g)(4)), filed on February 27, 2015.

(h)(1)(i)	Administrative Services Agreement by and between Registrant, the other parties listed on Schedule A and Columbia Management Investment Advisers, LLC, dated as of May 1, 2010 with Schedule A dated May 1, 2010, is incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)), filed on May 28, 2010.

(h)(1)(ii)	Amendment No. 1 to Administrative Services Agreement by and among Registrant, the other parties listed on Schedule A and Columbia Management Investment Advisers, LLC, dated as of February 28, 2011, is incorporated by reference to Post-Effective Amendment No. 139 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)(i)), filed on January 27, 2012.

(h)(1)(iii)	Amendment No. 2 to Administrative Services Agreement by and among Registrant, the other parties listed on Schedule A thereto and Columbia Management Investment Advisers, LLC, dated as of March 14, 2012, is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)(iii)), filed on March 14, 2012.

(h)(1)(iv)	Amendment No. 3 to Administrative Services Agreement by and among Registrant, the other parties listed on Schedule A thereto and Columbia Management Investment Advisers, LLC, dated as of June 18, 2012, is incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)(iv)), filed on June 15, 2012.

(h)(1)(v)	Amendment No. 4 to Administrative Services Agreement by and among Registrant, the other parties listed on Schedule A thereto and Columbia Management Investment Advisers, LLC, dated as of April 10, 2013, is incorporated by reference to Post-Effective Amendment No. 173 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)(v)), filed on April 30, 2013.

(h)(1)(vi)	Restated Schedule A and Schedule B, effective March 4, 2015, to Administrative Services Agreement, by and between Registrant, the other parties listed on Schedule A, and Columbia Management Investment Advisers, LLC, dated as of May 1, 2010, are incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(1)(vi)), filed on March 24, 2015.

(h)(2)(i)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement by and between the Registrant and Columbia Management Investment Services Corp., dated as of May 24, 2011 with Schedule A dated as of May 24, 2011, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-170426 of the Registrant on Form N-14 (Exhibit (13)(d)(ii)), filed on July 22, 2011.

(h)(2)(ii)	Schedule A, as of March 4, 2015, and Schedule B, as of November 1, 2014, to Amended and Restated Transfer and Dividend Disbursing Agent Agreement by and between the Registrant and Columbia Management Investment Services Corp., dated as of May 24, 2011, are incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(2)(ii)), filed on March 24, 2015.

(h)(3)	Form of Indemnification Agreement is incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(6)), filed on March 24, 2006.

(h)(4)	Amended and Restated Plan Administration Services Agreement, dated as of September 7, 2010, amended and restated November 1, 2012, by and among the Registrant, Columbia Funds Series Trust and Columbia Management Investment Services Corp, is incorporated by reference to Post-Effective Amendment No. 165 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(13)), filed on November 7, 2012.

(h)(5)(i)	Amended and Restated Fee Waiver and Expense Cap Agreement by and among Registrant, Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp., dated June 1, 2011, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-170426 of the Registrant on Form N-14 (Exhibit (13)(r)(3)), filed on July 22, 2011.

(h)(5)(ii)	Restated Schedule A, effective March 4, 2015, to Amended and Restated Fee Waiver and Expense Cap Agreement by and among Registrant, Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp., is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(5)(ii)), filed on March 24, 2015.

(h)(6)	Administrative Services Agreement between Columbia Management Investment Advisers, LLC and, ASGM Offshore Fund, Ltd., a subsidiary of Active Portfolios Multi-Manager Alternative Strategies Fund, dated March 14, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(6)), filed on May 30, 2014.

(h)(7)	Administrative Services Agreement between Columbia Management Investment Advisers, LLC and, ASMF Offshore Fund, Ltd., a subsidiary of Active Portfolios Multi-Manager Alternative Strategies Fund, dated March 14, 2012, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(7)), filed on May 30, 2014.

(h)(8)	Administrative Services Agreement between Columbia Management Investment Advisers, LLC and, CAAF Offshore Fund, Ltd., a subsidiary of Columbia Adaptive Alternatives Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(8)), filed on January 27, 2015.

(h)(9)	Administrative Services Agreement between Columbia Management Investment Advisers, LLC and, CDARF1 Offshore Fund, Ltd., a subsidiary of Columbia Diversified Absolute Return Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(9)), filed on January 27, 2015.

(h)(10)	Administrative Services Agreement between Columbia Management Investment Advisers, LLC and, CDARF2 Offshore Fund, Ltd., a subsidiary of Columbia Diversified Absolute Return Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (d)(10)), filed on January 27, 2015.

(h)(11)	Administrative Services Agreement between Columbia Management Investment Advisers, LLC and, CDARF3 Offshore Fund, Ltd., a subsidiary of Columbia Diversified Absolute Return Fund, dated December 19, 2014, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(11)), filed on January 27, 2015.

(h)(12)	Agreement and Plan of Reorganization, dated October 9, 2012, is incorporated by reference to Post-Effective Amendment No. 175 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (h)(8)), filed on May 30, 2013.

(h)(13)	Agreement and Plan of Reorganization, dated December 20, 2010, is incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (h)(9)), filed on April 29, 2011.

(i)(1)	Opinion of Counsel of Ropes & Gray LLP is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)), filed on September 16, 2005.

(i)(2)	Opinion of Counsel of Ropes & Gray LLP is incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)(2)), filed on January 16, 2008.

(i)(3)	Opinion of Counsel of Ropes & Gray LLP is incorporated by reference to Post-Effective Amendment No. 81 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)(3)), filed on November 25, 2008.

(i)(4)	Opinion of Counsel of Ropes & Gray LLP is incorporated by reference to Post-Effective Amendment No. 95 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)(4)), filed on November 20, 2009.

(i)(5)	Opinion of Counsel of Ropes & Gray LLP is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)(5)), filed on March 14, 2012.

(i)(6)	Opinion of Counsel of Ropes & Gray LLP, with respect to Columbia Risk Allocation Fund, is incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (I)(6)), filed on June 15, 2012.

(i)(7)	Opinion of Counsel of Ropes & Gray LLP, with respect to Columbia Diversified Real Return Fund and Columbia Global Inflation-Linked Plus Bond Fund, is incorporated by reference to Post-Effective Amendment No. 190 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)(7)), filed on March 10, 2014.

(i)(8)	Opinion of Counsel of Ropes & Gray LLP, with respect to Columbia Adaptive Alternatives Fund and Columbia Diversified Absolute Return Fund, is incorporated by reference to Post-Effective Amendment No. 219 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (j)(8)), filed on January 27, 2015.

(i)(9)	Opinion of Counsel of Ropes & Gray LLP, with respect to Columbia Multi-Asset Income Fund and Columbia U.S. Social Bond Fund is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (i)(9)), filed on March 24, 2015.

(j)(1)	Consent of Morningstar, Inc., is incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (11)(b)), filed on August 30, 1996.

(j)(2)	Consent of PricewaterhouseCoopers LLP: Not Applicable.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)(1)	Amended and Restated Distribution Plan, is incorporated by reference to Post-Effective Amendment No. 190 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(1)), filed on March 10, 2014.

(m)(2)	Amended and Restated Shareholder Servicing Plan, as of March 4, 2015, for certain Fund share classes of the Registrant, is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(2)), filed on March 24, 2015.

(m)(3)	Amended and Restated Shareholder Services Plan for Registrant’s Class T shares is incorporated by reference to Post-Effective Amendment No. 113 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(3)), filed on November 24, 2010.

(m)(4)	Restated Schedule I, effective October 1, 2014, to Shareholder Servicing Plan Implementation Agreement for Registrant’s Class T shares between the Registrant and Columbia Management Investment Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 207 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(5)), filed on September 26, 2014.

(m)(5)	Shareholder Servicing Plan Implementation Agreement for certain Fund share classes of the Registrant between the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust II and Columbia Management Investment Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 113 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(4)), filed on November 24, 2010.

(m)(6)	Restated Schedule I to Shareholder Servicing Plan Implementation Agreement is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (m)(6)), filed on March 14, 2012.

(n)	Rule 18f – 3 Multi-Class Plan, amended and restated as of February 19, 2015, is incorporated by reference to Post-Effective Amendment No. 223 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (n)), filed on March 24, 2015

(o)	Reserved.

(p)(1)	Columbia Funds Family Code of Ethics effective April 14, 2014, is incorporated by reference to Post-Effective Amendment No. 196 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(1)), filed on May 30, 2014.

(p)(2)	Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc. and Threadneedle International Ltd Code of Ethics, effective December 8, 2014, is incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement No. 333-131683 of Columbia Funds Series Trust II on Form N-1A (Exhibit (p)(2)), filed on November 25, 2014.

(p)(3)	Code of Ethics of AQR Capital Management, LLC (a subadviser of Active Portfolios Multi-Manager Alternative Strategies Fund), effective September 13, 2012, is incorporated by reference to Post-Effective Amendment No. 169 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(3)), filed on December 21, 2012.

(p)(4)	Code of Ethics of Dalton, Greiner, Hartman, Maher & Co., LLC (a subadviser of Active Portfolios Multi-Manager Small Cap Equity Fund), dated April 16, 2010, is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(4)), filed on March 14, 2012.

(p)(5)	Code of Ethics and Standards of Business Conduct of EAM Investors, LLC (a subadviser of Active Portfolios Multi-Manager Small Cap Equity Fund), effective October 19, 2012, is incorporated by reference to Post-Effective Amendment No. 187 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(5)), filed on December 23, 2013.

(p)(6)	Code of Ethics for Access Persons of Federated Investment Management Company (a subadviser of Active Portfolios Multi-Manager Core Plus Bond Fund), effective September 30, 2012, is incorporated by reference to Post-Effective Amendment No. 187 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(6)), filed on December 23, 2013.

(p)(7)	Code of Ethics of TCW Investment Management Company (a subadviser of Active Portfolios Multi-Manager Core Plus Bond Fund), as of December 20, 2013, is incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (p)(25)), filed on May 15, 2014.

(p)(8)	Code of Ethics of Wasatch Advisors, Inc. (a subadviser of Active Portfolios Multi-Manager Alternative Strategies Fund), effective August 22, 2012, is incorporated by reference to Post-Effective Amendment No. 187 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(9)), filed on December 23, 2013.

(p)(9)	Code of Ethics of Water Island Capital, LLC (a subadviser of Active Portfolios Multi-Manager Alternative Strategies Fund), effective July 1, 2014, is incorporated by reference to Post-Effective Amendment No. 211 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(9), filed on October 24, 2014.

(p)(10)	Code of Ethics of Real Estate Management Services Group, LLC. (provides advisory services as delegated by Dalton, Greiner, Hartman, Maher & Co., LLC, a subadviser of Active Portfolios Multi-Manager Small Cap Equity Fund), is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(12)), filed on March 14, 2012.

(p)(11)	Code of Ethics of Conestoga Capital Advisors, LLC (a subadviser of Active Portfolios Multi-Manager Small Cap Equity Fund), effective July 1, 2013, is incorporated by reference to Post-Effective Amendment No. 187 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (p)(12)), filed on December 23, 2013.

(p)(12)	Code of Ethics of Loomis, Sayles and Company, L.P. (subadviser of Active Portfolios Multi-Manager Growth Fund), effective January 14, 2000, as amended October 16, 2013, is incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement No. 333-146374 of Columbia Funds Variable Series Trust II on Form N-1A (Exhibit (p)(16)), filed on May 15, 2014.

(q)(1)	Power of Attorney for Douglas A. Hacker, Janet Langford Kelly, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson and Anne-Lee Verville, dated May 1, 2010, is incorporated by reference to Post-Effective Amendment No. 105 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(1)), filed on May 28, 2010.

(q)(2)	Power of Attorney for Joseph F. DiMaria, dated February 16, 2015, is incorporated by reference to Post-Effective Amendment No. 221 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(2)), filed on February 27, 2015.

(q)(3)	Power of Attorney for Michael G. Clarke, dated February 16, 2015, is incorporated by reference to Post-Effective Amendment No. 221 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(3)), filed on February 27, 2015.

(q)(4)	Power of Attorney for David M. Moffett, dated May 1, 2011, is incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(6)), filed on May 19, 2011.

(q)(5)	Power of Attorney for Nancy T. Lukitsh, dated August 24, 2011, is incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(7)), filed on August 31, 2011.

(q)(6)	Power of Attorney for William F. Truscott, dated March 9, 2012, is incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(7)), filed on March 14, 2012.

(q)(7)	Power of Attorney for Christopher O. Petersen, dated February 16, 2015, is incorporated by reference to Post-Effective Amendment No. 221 to Registration Statement No. 2-99356 of the Registrant on Form N-1A (Exhibit (q)(7)), filed on February 27, 2015.

Item 29. Persons Controlled by or under Common Control with Registrant

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 30. Indemnification

Article Five of the Bylaws of Registrant provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to Registrant or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to Registrant or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) (i.e., those who are employees or officers of any investment adviser to Registrant or any affiliated person thereof) (“Covered Persons”) under specified circumstances, all as more fully set forth in the Registrant’s Bylaws, which have been filed as an exhibit to this registration statement.

Section 17(h) of the Investment Company Act of 1940 (“1940 Act”) provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In accordance with Section 17(h) of the 1940 Act, no Covered Person is indemnified under the Bylaws against any liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Pursuant to the Distribution Agreement, Columbia Management Distributors, Inc. agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the registration statement. The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Investment Advisers, LLC.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (the Investment Manager), the Registrant’s investment adviser, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a)	The Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. performs investment advisory services for the Registrant and certain other clients. Information regarding the business of the Investment Manager and certain of its officers is set forth in the Prospectuses and Statements of Additional Information of the Registrant’s portfolios and is incorporated herein by reference. Information about the business of the Investment Manager and the directors and principal executive officers of the Investment Manager is also included in the Form ADV filed by the Investment Manager (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with the Investment Manager, certain directors and officers of the Investment Manager also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries.

(b)	AQR Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of AQR Capital Management, LLC and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by AQR Capital Management, LLC and is incorporated herein by reference. Information about the business of AQR Capital Management, LLC and the directors and principal executive officers of AQR Capital Management, LLC is also included in the Form ADV filed by AQR Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-55543), which is incorporated herein by reference.

(c)	Dalton, Greiner, Hartman, Maher & Co., LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Dalton, Greiner, Hartman, Maher & Co., LLC and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Dalton, Greiner, Hartman, Maher & Co., LLC and is incorporated herein by reference. Information about the business of Dalton, Greiner, Hartman, Maher & Co., LLC and the directors and principal executive officers of Dalton, Greiner, Hartman, Maher & Co., LLC is also included in the Form ADV filed by Dalton, Greiner, Hartman, Maher & Co., LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-62895), which is incorporated herein by reference.

(d)	EAM Investors, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of EAM Investors, LLC and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by EAM Investors, LLC and is incorporated herein by reference. Information about the business of EAM Investors, LLC and the directors and principal executive officers of EAM Investors, LLC is also included in the Form ADV filed by EAM Investors, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-70305), which is incorporated herein by reference.

(e)	Federated Investment Management Company performs investment management services for the Registrant and certain other clients. Information regarding the business of Federated Investment Management Company and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Federated Investment Management Company and is incorporated herein by reference. Information about the business of Federated Investment Management Company and the directors and principal executive officers of Federated Investment Management Company is also included in the Form ADV filed by Federated Investment Management Company with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-34612), which is incorporated herein by reference.

(f)	TCW Investment Management Company performs investment management services for the Registrant and certain other clients. Information regarding the business of TCW Investment Management Company and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by TCW Investment Management Company and is incorporated herein by reference. Information about the business of TCW Investment Management Company and the directors and principal executive officers of TCW Investment Management Company is also included in the Form ADV filed by TCW Investment Management Company with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-29075), which is incorporated herein by reference.

(g)	Wasatch Advisors, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Wasatch Advisors, Inc. and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Wasatch Advisors, Inc. and is incorporated herein by reference. Information about the business of Wasatch Advisors, Inc. and the directors and principal executive officers of Wasatch Advisors, Inc. is also included in the Form ADV filed by Wasatch Advisors, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-11095), which is incorporated herein by reference.

(h)	Water Island Capital, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Water Island Capital, LLC and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Water Island Capital, LLC and is incorporated herein by reference. Information about the business of Water Island Capital, LLC and the directors and principal executive officers of Water Island Capital, LLC is also included in the Form ADV filed by Water Island Capital, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-57341), which is incorporated herein by reference.

(i)	Conestoga Capital Advisors, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Conestoga Capital Advisors, LLC and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Conestoga Capital Advisors, LLC and is incorporated herein by reference. Information about the business of Conestoga Capital Advisors, LLC and the directors and principal executive officers of Conestoga Capital Advisors, LLC is also included in the Form ADV filed by Conestoga Capital Advisors, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-60133), which is incorporated herein by reference.

(j)	Loomis, Sayles and Company, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Loomis, Sayles and Company, L.P. and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Loomis, Sayles and Company, L.P. and is incorporated herein by reference. Information about the business of Loomis, Sayles and Company, L.P. and the directors and principal executive officers of Loomis, Sayles and Company, L.P. is also included in the Form ADV filed by Loomis, Sayles and Company, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-170), which is incorporated herein by reference.

Item 32. Principal Underwriter

(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; and Wanger Advisors Trust.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Chief Executive Officer	Board Member, Senior Vice President

Joseph Kringdon	President and Head of Intermediary Distribution	None

Amy Unckless	Managing Director, Head of Private Wealth Management and Investment Only	None

Jeffrey F. Peters	Managing Director and Head of Global Institutional Distribution	None

Dave K. Stewart	Chief Financial Officer	None

Scott R. Plummer	Senior Vice President, Chief Legal Officer, Head of Global Asset Management Legal and Assistant Secretary	None

Stephen O. Buff	Vice President, Chief Compliance Officer	None

Hector DeMarchena	Vice President – Institutional Asset Management Product Administration and Assistant Treasurer	None

Joe Feloney	Vice President – National Sales Manager – U.S. Trust/Private Wealth Management	None

Thomas A. Jones	Vice President and head of Strategic Relations	None

Gary Rawdon	Vice President – Sales Governance and Administration	None

Thomas R. Moore	Secretary	None

Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul B. Goucher	Vice President and Assistant Secretary	Senior Vice President, Chief Legal Officer and Assistant Secretary

Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary

Nancy W. LeDonne	Vice President and Assistant Secretary	None

Ryan C. Larrenaga	Vice President and Assistant Secretary	Vice President and Secretary

Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary

Christopher O. Petersen	Vice President and Assistant Secretary	President and Principal Executive Officer

Eric T. Brandt	Vice President and Assistant Secretary	None

James L. Hamalainen	Treasurer	None

Ken Murphy	Anti-Money Laundering Officer	None

Kevin Wasp	Ombudsman	None

Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c)	Not applicable.

Item 33. Location of Accounts and Records

Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder include:

•	Registrant, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830;

•	Registrant’s subadviser, Conestoga Capital Advisors, LLC, 550 East Swedesford Road, Suite 120, Wayne, PA 19087;

•	Registrant’s subadviser, Dalton, Greiner, Hartman, Maher & Co., 565 Fifth Avenue, Suite 2101, New York, NY 10017;

•	Registrant’s subadviser, EAM Investors, LLC, 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, CA 92007;

•	Registrant’s former subadviser, Eaton Vance Management, Two International Place, Boston, MA 02110;

•	Registrant’s subadviser, Federated Investment Management Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779;

•	Registrant’s subadviser, Loomis, Sayles and Company, L.P., One Financial Center, Boston, MA 02111;

•	Registrant’s subadviser, TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017;

•	Registrant’s subadviser, Wasatch Advisors, Inc., 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108;

•	Registrant’s subadviser, Water Island Capital, LLC, 41 Madison Avenue, 42nd floor, New York, NY 10010;

•	Registrant’s provider of advisory service as delegated by DGHM, Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 305, Naples, FL 34102;

•	Registrant’s former subadviser, Nordea Investment Management North America, Inc., 437 Madison Avenue, New York, NY 10022;

•	Registrant’s former subadviser, RS Investment Management Co. LLC, 388 Market Street, Suite 1700, San Francisco, CA 94111;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA, 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA, 02110; and

•	Registrant’s custodian, JP Morgan Chase Bank, N.A., 1 Chase Manhattan Plaza 19th Floor, New York, NY 10005; and

•	Registrant’s former custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, COLUMBIA FUNDS SERIES TRUST I, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 25th day of March, 2015.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Christopher O. Petersen
Christopher O. Petersen
President